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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 23, 1998



                          Davel Communications, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                      0-22610                  59-3538257
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                 1429 Massaro Boulevard, Tampa, Florida 33619
                 --------------------------------------------
                   (Address of principal executive offices)

                                (813) 623-3545
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

Merger with Peoples Telephone Company, Inc.

          On July 5, 1998, Davel Communications Group, Inc., an Illinois corporation ("Old Davel"), and Old Davel's then wholly owned subsidiary, Davel Holdings, Inc., a Delaware corporation formed for the purpose of completing a business combination ("New Davel"), entered into an Agreement and Plan of Merger (as amended, the "Merger Agreement") with Peoples Telephone Company, Inc., a New York corporation ("Peoples"). The Merger Agreement was subsequently amended and restated on October 22, 1998 primarily for the purpose of allowing Old Davel and New Davel to enter into a reincorporation merger. The merger transactions contemplated by the Merger Agreement (the "Transactions") were completed on December 23, 1998. Pursuant to the Merger Agreement, New Davel and its wholly owned subsidiary, Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel Finance Company"), acquired all of the issued and outstanding shares of the common stock, par value $.01 per share, of Peoples (the "Peoples Common Stock") through the issuance of 0.235 shares of the common stock, par value $.01 per share, of New Davel (the "New Davel Common Stock") in exchange for each outstanding share of Peoples Common Stock and the assumption of Peoples' outstanding public debt of $100 million, which was simultaneously retired through a cash tender offer for 100% of the outstanding debt. In connection with the closing of the Transactions, New Davel entered into Employment and Non-Competition Agreements with eight officers and directors of Peoples, and New Davel and Peoples entered into Employment Agreements with two officers of Peoples. Also in connection with the closing of the Transactions, the New Davel Board of Directors elected Justin S. Maccarone, previously a director of Peoples, to fill a vacancy on the New Davel Board of Directors.

          Also pursuant to the Merger Agreement, New Davel and Davel Finance Company acquired all of the issued and outstanding shares of the common stock, no par value, of Old Davel (the "Old Davel Common Stock") through the issuance of one share of New Davel Common Stock in exchange for each outstanding share of Old Davel Common Stock.

          In order to finance the Transactions, New Davel, Davel Finance Company and certain of its subsidiaries entered into a credit agreement dated as of December 23, 1998, with NationsBank, N.A., as Administrative Agent, BancBoston Robertson Stephens Inc., as Syndication Agent, The Chase Manhattan Bank, as Documentation Agent, and NationsBanc Montgomery Securities LLC, as lead arranger, and other lenders (collectively, the "Lenders"), pursuant to which the Lenders made available to New Davel an initial revolving loan commitment of $60 million and aggregate term loan commitments of $220 million.

          In connection with the completion of the Transactions, New Davel changed its name to "Davel Communications, Inc."


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Item 5.  Other Events

Adoption of Stockholder Rights Plan

          On December 15, 1998, the Board of Directors of New Davel authorized the issuance of one preferred share purchase right (a "Right") for each outstanding share of New Davel Common Stock. The distribution was payable to the stockholders of record at the close of business on December 24, 1998 (the "Record Date"), which was also the payment date, and with respect to all New Davel Common Stock that become outstanding after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights, the exchange of the Rights, and the expiration of the Rights (and, in certain cases, following the Distribution Date). Each Right entitles the registered holder to purchase from New Davel one one-thousandth of a share of a Junior Participating Preferred Stock, Series A, par value $0.01 per share, of New Davel (the "Preferred Shares") at a price of $100.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights, and certain defined terms used herein, are set forth in a Rights Agreement (the "Rights Agreement") between New Davel and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), dated as of December 15, 1998.

          Until the earlier to occur of (i) the expiration of New Davel's redemption rights following the date of public disclosure that a person or group other than certain Exempt Persons (an "Acquiring Person"), together with persons affiliated or associated with such Acquiring Person (other than those that are Exempt Persons), has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding New Davel Common Stock (the "Stock Acquisition Date") or (ii) the tenth business day after the date of commencement or public disclosure of an intention to commence a tender offer or exchange offer by a person other than an Exempt Person if, upon consummation of the offer, such person could acquire beneficial ownership of 15% or more of the outstanding New Davel Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by New Davel Common Stock certificates and not by separate certificates. The Rights Agreement provides that, until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights will be transferred with and only with the New Davel Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), New Davel Common Stock certificates will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights) the surrender for transfer of any certificate for New Davel Common Stock, with or without such notation or a copy of a summary of the Rights being attached thereto, will also constitute the transfer of the Rights associated with the New Davel Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the New Davel Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

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          The Rights will first become exercisable after the Distribution Date
(unless sooner redeemed or exchanged). The Rights will expire at the close of business on December 23, 2008 (the "Expiration Date"), unless earlier redeemed or exchanged by New Davel as described below.

          The Purchase Price payable, and the number of Preferred Shares or other securities, cash or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for Preferred Shares or securities convertible into Preferred Shares at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). In addition, the Purchase Price payable and the number of Preferred Shares purchasable on exercise of a Right is subject to adjustment in the event that New Davel should (i) declare or pay any dividend on the New Davel Common Stock payable in New Davel Common Stock or (ii) effect a subdivision or combination of the New Davel Common Stock into a different number of New Davel Common Stock.

          In the event that, at any time following public disclosure that an Acquiring Person has become such, New Davel is involved in a merger or other business combination transaction where New Davel is not the surviving corporation or where shares of New Davel Common Stock are changed or exchanged or in a transaction or transactions wherein 50% or more of its consolidated assets or earning power are sold, proper provision would be made so that each holder of a Right (other than such Acquiring Person and certain related persons or transferees) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company or New Davel, as the case may be, which at the time of such transaction would have a market value of two times the exercise price of the Right. In the event that there is public disclosure that an Acquiring Person has become such, proper provision would be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person and certain related persons and transferees (which will thereafter be void), on or after the earlier of the Distribution Date and the first public disclosure that an Acquiring Person has become such, will thereafter have the right to receive upon exercise that number of shares of New Davel Common Stock (or other securities) having at the time of such transaction a market value of two times the exercise price of the Right. In addition, New Davel's Board of Directors has the option of exchanging all or part of the Rights (excluding void Rights) for an equal number of shares of New Davel Common Stock in the manner described in the Rights Agreement.

          No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of New Davel, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

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          At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of New Davel may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, shares (including fractional shares) of New Davel Common Stock or any other form of consideration deemed appropriate by the Board of Directors.

          At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of New Davel may amend or supplement the Rights Agreement without the approval of the Rights Agent or any holder of the Rights. Thereafter, the Board of Directors of New Davel may amend or supplement the Rights Agreement without such approval only to cure ambiguity, correct or supplement any defective or inconsistent provision or change or supplement the Rights Agreement in any manner which shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate thereof). Immediately upon the action of the Board of Directors providing for any amendment or supplement, such amendment or supplement will be deemed effective.

          The Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $25 per share and 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment equal to the greater of $100 per share and 1,000 times the payment made per New Davel Common Stock. Each Preferred Share will have 1,000 votes per share, voting together with the New Davel Common Stock. In the event of any merger, consolidation or other transaction in which shares of New Davel Common Stock are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per share of New Davel Common Stock.

          Exempt Persons include (i) New Davel, (ii) any Subsidiary of New Davel, (iii) Mr. David R. Hill, a principal stockholder of New Davel ("Mr. Hill"), (iv) Samstock, L.L.C., a Delaware limited liability company and a principal stockholder of New Davel ("Samstock"), (v) any employee benefit plan of New Davel or of any Subsidiary of New Davel, and (vi) any Person holding New Davel Common Stock for any such employee benefit plan or for employees of New Davel or of any Subsidiary of New Davel pursuant to the terms of any such employee benefit plan.

          Subject to certain exceptions and Permitted Acquisitions, each of Mr. Hill and Samstock is allowed to acquire additional New Davel Common Stock in an amount not to exceed the sum of (i) 1% and (ii) his or its beneficial ownership of New Davel Common Stock on the Record Date, as such beneficial ownership of New Davel Common Stock may be increased as a result of certain subsequent events such as an acquisition of New Davel Common Stock by New Davel or any Subsidiary or as a result of acquiring New Davel Common Stock as a result of the operation of the Rights Agreement.

          "Permitted Acquisition" means, with respect to Mr. Hill and Samstock,
(i) any acquisition by way of any stock dividend, stock split, reorganization, recapitalization, merger,

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consolidation, rights offering or other like distribution made available to holders of New Davel Common Stock generally or under the Rights Agreement (as the same may be amended, restated or supplemented from time to time) or any other shareholder rights agreement, and (ii) any acquisition pursuant to any employee benefit plan, executive compensation plan, management agreement, director, executive, management or employee stock option plan, or any other officer or employee incentive award, benefit, bonus or similar plan, agreement, system or arrangement.

          The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group (except as described above with respect to an Exempt Person) that attempts to acquire New Davel on terms not approved by the Board, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the time a person or group other than an Exempt Person has acquired beneficial ownership of 15% or more of the New Davel Common Stock, because until such time the Rights may generally be redeemed by New Davel at $.01 per Right.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of New Davel, including, without limitation, the right to vote or to receive dividends.

          This summary description of the Rights does not purport to be complete and is quali fied in its entirety by reference to the Rights Agreement, which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K.

          The Rights Agreement and accompanying Rights are substantially similar to, and replace in their entirety, the rights agreement and accompanying rights that had been in effect with respect to Old Davel Common Stock immediately prior to the Transactions.

Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements

               None.

          (b)  Pro Forma Financial Information

               The required pro forma financial information has not been filed with this Current Report on Form 8-K, but will be filed under cover of Form 8-K/A as soon as it becomes available, but in no event later than 60 days after the date hereof.

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          (c)  Exhibits

               4.1 Rights Agreement, dated as of December 15, 1998, between Davel Communications, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights attached thereto as Exhibit C (incorporated by reference to the Company's Registration Statement on Form 8-A, filed with the Commission on December 23, 1998).

              10.1  Credit Agreement, dated as of December 23, 1998, among
                    Davel Financing Company, L.L.C., as Borrower, Davel Communications, Inc., the Domestic Subsidiaries of the Borrower and Davel Communications, Inc., as Guarantors, the Lenders identified therein, NationsBank, N.A., as Administrative Agent, BancBoston Robertson Stephens Inc., as Syndication Agent, The Chase Manhattan Bank, as Documentation Agent, and NationsBanc Montgomery Securities, LLC, as Lead Arranger.

              10.2 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and Scott K. Ambler.

              10.3 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and David A. Arvizu.

              10.4 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and William A. Baum.

              10.5 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and Neil N. Snyder III.

              10.6 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and E. Craig Sanders.

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              10.7  Employment and Non-Competition Agreement, dated as of
                    December 23, 1998, by and between Davel Communications, Inc. and C. Keith Pressley.

              10.8 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and Robert E. Lund.

              10.9 Employment and Non-Competition Agreement, dated as of December 23, 1998, by and between Davel Communications, Inc. and Alan C. McFarland.

             10.10 Employment Agreement, dated as of December 30, 1998, by and between Peoples Telephone Company, Inc., Davel Communications, Inc. and its subsidiaries, and Bruce W. Renard.

             10.11 Employment Agreement, dated as of December 21, 1998, by and between Peoples Telephone Company, Inc., Davel Communications, Inc. and its subsidiaries, and Lawrence T. Ellman.

              99.1  Press Release, dated December 23, 1998, issued by the
                    Company.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Davel Communications, Inc.



                            By: /s/ Michael E. Hayes
                                -----------------------------
                                Michael E. Hayes
                                Senior Vice President and
                                Chief Financial Officer



Dated: January 6, 1999

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